SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549



                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 21, 1995



                        OGDEN CORPORATION
     (Exact name of registrant as specified in the charter)


     Delaware                 1-3122              13-5549268
  State or other           (Commission       (I.R.S. Employer
   jurisdiction             File Number)      Identification No.)
 of Incorporation)

     Two Pennsylvania Plaza        New York, New York  10121


Registrant's telephone number, including area code:  (212) 868-6100


                              NONE
  (Former name or former address, if changed since last report)








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Item 5.   Other Events


          On June 21, 1995 Ogden Corporation ("Ogden") announced to the public that a unit of its Technology Services group will take an after-tax charge in the range of $8 to $10 million, or $.16 to $.20 per share during the second quarter ending June 30, 1995.
This event is not expected to have an impact on Ogden's results in the third and fourth quarter.

          A copy of the Ogden release is attached to this report as Exhibit (1).



Item 7.   Financial Statements and Exhibits


          (a)  Financial Statements of business acquired: Not
               Applicable

          (b)  Pro forma financial information: Not Applicable

          (c)  Exhibits:
               (1)  Press Release of Ogden Corporation dated June
                    21, 1995.

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned,thereto duly authorized.


                                        OGDEN CORPORATION



Dated: June 26, 1995               By:   /S/ Philip G. Husby
                                        Philip G. Husby
                                        Senior Vice President and
                                        Chief Financial Officer
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